Exhibit 10 (vv)

Execution Version

Consent and Second Omnibus Amendment Agreement

THIS CONSENT AND SECOND OMNIBUS AMENDMENT AGREEMENT, dated as of September
10, 2021 (this “Amendment”), is by and among NORFOLK SOUTHERN RAILWAY COMPANY, a Virginia corporation, as Lessee and as Construction Agent (together with its permitted successors and assigns, in its capacity as Lessee or as Construction Agent, “Lessee”); NORFOLK SOUTHERN CORPORATION, a Virginia corporation, as Guarantor (“Guarantor”); BA LEASING BSC, LLC, a Delaware limited liability company, as Lessor (“Lessor”); BANK OF AMERICA, N.A., not in its individual capacity, except as expressly stated herein, but solely as Administrative Agent (“Administrative Agent”) and the persons listed on the signature pages hereto as Rent Assignees (each, a “Rent Assignee”, and collectively, the “Rent Assignees”).

WHEREAS, Lessee, Lessor, Administrative Agent and Rent Assignees are parties to that certain Participation Agreement, dated as of March 1, 2019 (as amended, modified and/or otherwise supplemented from time to time, the “Participation Agreement”);

WHEREAS, Lessee and Lessor are party to that certain Construction Agency Agreement, dated as of March 1, 2019 (as amended, modified and/or otherwise supplemented from time to time, the “Construction Agency Agreement”);

WHEREAS, Guarantor is party to that certain Guaranty, dated as of March 1, 2019 (as amended, modified and/or otherwise supplemented from time to time, the “Guaranty”), in favor of the Beneficiaries (as defined therein);

WHEREAS, Lessee, in its capacity as Construction Agent (as defined in the Participation Agreement), and HITT Contracting, Inc., a Virginia corporation (the “Interior GC”) are party to that certain Construction Agreement, dated as of July 13, 2020 (as amended by that certain Lump Sum Amendment dated as of October 20, 2020, and as may be further amended, modified and/or otherwise supplemented from time to time, the “Interior Construction Agreement”), which provides for the construction of the interior improvements of the Facility (as defined in the Participation Agreement);

WHEREAS, Lessee, in its capacity as Construction Agent, has previously informed Lessor that differential settlement occurred at the Site, and as such, settlement remediation has been and will be required at the Site (collectively, the “Settlement Remediation”);

WHEREAS, Lessee, in its capacity as Construction Agent, has informed Lessor that the Settlement Remediation, together with other Change Orders that may be submitted by Construction Agent under the Interior Construction Agreement, will cause the lump sum contract price (the “Lump Sum Contract Price”) under the Interior Construction Agreement to be increased from time to time;

WHEREAS, Lessee, in its capacity as Construction Agent, has informed Lessor that certain Savings have been reallocated in the Project Budget, and Lessee has requested that the Project Budget be updated to reflect, among other adjustments, such reallocations; and

4830-3297-9441

Exhibit 10 (vv)

4283388

Exhibit 10 (vv)

WHEREAS, Lessee has requested that Lessor, the Rent Assignees and the Administrative Agent amend certain terms set forth in the Participation Agreement and Construction Agency Agreement, and Lessor, the Rent Assignees and the Administrative Agent are willing to (i) amend such terms set forth in the Participation Agreement and Construction Agency Agreement,
(ii) consent to the increases of the Lump Sum Contract Price under the Interior Construction Agreement and (iii) consent to the amendment of the Project Budget, in each case, on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and among the parties hereto as follows:

Section 1. Definitions; Incorporation of Recitals. Each capitalized term used but not otherwise defined herein has the meaning assigned to it in Appendix 1 to the Participation Agreement. Any reference herein to any Operative Document or to any other defined term shall mean and be a reference to such Operative Document or defined term as set forth in the Participation Agreement and such Operative Document. Each reference in this Amendment to the Operative Documents, or to any individual Operative Document, shall mean the Operative Documents or such individual Operative Document as amended or otherwise modified by this Amendment. All of the Recitals to this Amendment, including the terms defined therein, are hereby made a part of the agreements contained herein as if fully set forth herein. This Amendment shall be an Operative Document.

Section 2. Amendments to the Operative Documents. From and after the date of this Amendment, but subject to the satisfaction of the conditions set forth in Section 6, each of Lessee, Guarantor, Lessor, the Rent Assignees and the Administrative Agent hereby agree that the Participation Agreement and the Construction Agency Agreement shall be amended as follows:

(a)Section 3.4(b) of the Participation Agreement is hereby amended by deleting the reference to “a Nonrelated Project Event or”.

(b)The Participation Agreement is hereby amended by deleting Section 4.3(a) in its entirety and substituting the following therefor:

(a)Lessor hereby directs Lessee to pay to the Administrative Agent, pursuant to the terms of the Lease, the Rent from time to time payable. Notwithstanding anything to the contrary herein or in any other Operative Document, except as provided for in the proviso at the end of this sentence and excluding amounts payable by other Persons which Lessee is required to pay over to Lessor, the Administrative Agent or any Participant (i) Yield, Fees and Contingent Rent due and fees payable prior to the Base Term Commencement Date and (ii) any other Supplemental Rent payable prior to the Base Term Commencement Date shall be payable solely from Advances pursuant to the terms and conditions of Section 3.1 to the extent of the Available Commitments; provided, however, that all payments or other amounts (i) required to be made by Lessee prior to the Base Term Commencement Date pursuant to Article XIII or (ii) payable by Construction

2

Exhibit 10 (vv)

Agent pursuant to Section 3.4 or Article V of the Construction Agency Agreement, shall be the direct recourse obligations of Lessee and shall not be payable with Advances. To assist the Lessee in paying Basic Rent, the Administrative Agent will provide the Lessee at least six (6) Business Days prior to the Payment Date with a calculation of Basic Rent for any period, including sufficient detail about calculation of items (such as rates) used in such calculations for Lessee to confirm that such calculations are correct.

(c)Section 5.3(b)(ii) of the Participation Agreement is hereby amended by deleting the reference to “or Recourse Amount”.

(d)Section 5.3(f) of the Participation Agreement is hereby amended by deleting the reference to “Recourse Amount or”.

(e)The Participation Agreement is hereby amended by deleting Section 13.1(b) in its entirety and substituting the following therefor:

(b) Exclusions from Indemnities. Notwithstanding the foregoing provisions of this Article XIII, Lessee shall not be obligated to indemnify a General Indemnitee under Section 13.1 and Lessor shall not be required to indemnify a Participant Indemnitee under Section 13.1(a)(i)(B) for any Claim to the extent that such Claim is attributable to: (i) the gross negligence or willful misconduct of such Indemnitee; (ii) the breach by such Indemnitee of its representations and warranties in Section 8.1 or 8.4, as the case may be, or the breach by such Indemnitee of its covenants as set forth in this Participation Agreement or in any other Operative Document to which such Indemnitee is a party; (iii) any Claim resulting from the imposition of any Lessor Lien which such Indemnitee is responsible for discharging under the Operative Documents; (iv) [Intentionally omitted]; (v) any Claim for the recovery of Project Costs to the extent such Claim arises solely as a result of any Event of Default prior to the Base Term Commencement Date, the recovery of such Project Costs to be governed by Article V of the Construction Agency Agreement; provided, however, that nothing in the foregoing clauses (i) through (iii) shall be deemed to exclude or limit any (x) Claim that Lessor or any Participant Indemnitee may have under any Operative Document or Applicable Laws for damages from Lessee or Guarantor for breach by Lessee or Guarantor of its representations or warranties made or deemed made by it in any Operative Document or (y) any remedy under or right to damages pursuant to Article XVI of the Lease or Article V of the Construction Agency Agreement. Additionally, this Section 13.1 shall not apply with respect to Taxes other than any Taxes that represent losses, claims or damages arising from any non-Tax Claim.

(f)Section 13.7 of the Participation Agreement is hereby amended by deleting the last paragraph in its entirety and substituting the following therefor:

3

Exhibit 10 (vv)

Notwithstanding the foregoing provisions of this Section 13.7, Lessee shall not be obligated to indemnify an Indemnitee under this Section 13.7 for any Claim (i) to the extent that such Claim is attributable to the gross negligence or willful misconduct of such Indemnitee or (ii) to the extent attributable to acts occurring after the expiration or earlier termination of the Term.

(g)The Participation Agreement is hereby amended by deleting Section 15.2 in its entirety and substituting the following therefor:

Except for Lessee’s and Guarantor’s dealing with Banc of America Leasing & Capital, LLC, as the Arranger, each of the parties hereto represents to the others that it has not retained or employed the Arranger, or any broker, finder or financial advisor to act on its behalf in connection with this Participation Agreement, nor has it authorized the Arranger, or any broker, finder or financial adviser retained or employed by any other Person so to act, nor has it incurred any fees or commissions to which Lessor, the Administrative Agent or any Participant might be subjected by virtue of their entering into the Overall Transaction. Any party who is in breach of this representation shall indemnify and hold the other parties harmless from and against any liability arising out of such breach of this representation; provided however that prior to the Base Term Commencement Date (a) any indemnity by Lessee shall be for the benefit of Lessor only and in all cases shall include all claims for which Lessor has an obligation to indemnify any Person (including, but not limited to any Person to which Lessor sold participating interests in its rights and obligations under this Participation Agreement or the other Operative Documents pursuant to Section 12.2) or for which Lessor otherwise had liability under clause (b); and (b) Lessor shall in turn indemnify the other parties hereto for such liability but only to the extent Lessor was indemnified by Lessee for such liability pursuant to clause (a) above.

(h)Section 15.5(d) of the Participation Agreement is hereby amended by deleting each reference to “Recourse Amount,”.

(i)Appendix 1 to the Participation Agreement is hereby amended by deleting the definitions of “Construction Agent Related Event”, “Full Recourse Event”, “Nonrelated Project Event” and “Recourse Amount” in their entirety and without replacement.

(j)The definition of “Impositions” in Appendix 1 to the Participation Agreement is hereby amended by deleting clause (xi) from the exclusions to Impositions (i.e. “Taxes or impositions which are imposed prior to the Base Term Commencement Date and arise solely as a result of a Nonrelated Project Event”) in its entirety and substituting the following therefor: “(xi) [intentionally omitted];”.

(k)A new Section 2.10 is hereby inserted into the Construction Agency Agreement immediately following Section 2.09 thereof as follows:

4

Exhibit 10 (vv)

Section 2.10. Revocable License. Lessor hereby grants to Construction Agent a revocable license to occupy and use each floor of the Facility for which a temporary or permanent certificate of occupancy has been issued by the appropriate Governmental Authority prior to Substantial Completion from and after the date each such certificate of occupancy is issued (the “Occupancy License”). The Occupancy License shall terminate upon the earlier to occur of the
(a)Base Term Commencement Date and (b) the termination of this Agreement as set forth in Section 2.3 hereof.

(l)The Construction Agency Agreement is hereby amended by deleting Section 3.2(c) in its entirety.

(m)The Construction Agency Agreement is hereby amended by deleting Section 3.4 in its entirety and substituting the following therefor:

Section 3.4. Termination Upon Certain Events. (a) If an Event of Loss or Material Environmental Violation which, in Lessor’s opinion, will cause Substantial Completion to occur after the Outside Completion Date or for an amount in excess of the Aggregate Commitment Amount, in each case, occurs prior to the Base Term Commencement Date and Lessor has not required Construction Agent to complete Construction pursuant to Section 3.2(a) or Section 3.2(b), then Lessor may elect to terminate Construction Agent’s rights under this Agreement and the Lease by giving written notice (a “Termination Notice”) to Construction Agent that, as a consequence of such Event of Loss or Material Environmental Violation, Construction Agent’s rights under this Agreement and the Lease are to be terminated and Construction Agent shall be obligated to pay to Lessor the Lease Balance on or prior to the next occurring Payment Date that is at least ten (10) Business Days after Construction Agent’s receipt of such Termination Notice from Lessor (but no later than thirty (30) days from the date of Construction Agent’s receipt of the applicable Termination Notice); provided, however, that if Construction Agent fails to pay the Lease Balance as and when due, then a Construction Agency Agreement Event of Default shall be deemed to have occurred, and Lessor shall be entitled to exercise its remedies at Section 5.3.

(b) On the date of, and concurrent with, the payment by Construction Agent of the Lease Balance in accordance with Section 3.4(a), Lessor and Construction Agent shall comply with the provisions of Section 15.2 of the Lease (including Sections 21.1(i) through (iii) of the Lease), the Leased Property shall be conveyed to Construction Agent as provided in such Sections and all net proceeds shall be conveyed to Construction Agent as provided in Section 15.2(ii) of the Lease.

(n)Section 5.1 of the Construction Agency Agreement is hereby amended by deleting the reference to “, subject to Section 5.4,” in the last paragraph.

5

Exhibit 10 (vv)

(o)The Construction Agency Agreement is hereby amended by deleting Section 5.3 in its entirety and substituting the following therefor:

Section 5.3. Remedies Cumulative; Waivers. During the continuance of a Construction Agency Agreement Event of Default, at Lessor’s option and without limiting Lessor in the exercise of any other right or remedy Lessor may have on account of such default (including, without limitation, any remedies under any other Operative Document), and without any further demand or notice, Lessor may cause the following to occur:

(a)Without limiting any other remedies set forth in this Agreement or in any of the other Operative Documents, Lessor and Construction Agent agree that during the continuance of a Construction Agency Agreement Event of Default, Lessor shall have all the rights and may pursue any of the remedies provided to it in the Lease, the terms and provisions of which Lease are incorporated herein by this reference. Lessor may foreclose the lien of the Lease or any Security Instrument on the Leased Property and the other Collateral or any portion thereof, in which event Construction Agent shall pay to the Administrative Agent, upon demand, the Lease Balance and all other costs and expenses incurred by Lessor, the Administrative Agent and the Participants (including Breakage Costs and Default Completion Costs), in either case to the extent not previously paid by Construction Agent to the Administrative Agent pursuant to the final paragraph of Section 5.1.

(b)Lessor may continue this Agreement in effect for so long as Lessor shall determine, and Lessor may enforce all of Lessor’s rights and remedies under this Agreement and require the continued performance and completion of Construction Agent’s obligations with respect to any or all of the Project Agreements and the Site Obligations as herein described, so long as Lessor satisfies its obligations under Section 4.1; and Construction Agent shall be liable to Lessor for all Default Completion Costs with respect to the Facility, which amounts shall be payable by Construction Agent from time to time during the term hereof to such Persons (including Lessor) and in such amounts as Lessor may designate. In addition, if Lessor has not elected to terminate this Agreement as provided herein, if requested by Lessor, Construction Agent shall continue diligently to perform its obligations hereunder, including the Site Obligations, in accordance with this Agreement, so long as Lessor provides the funding provided for in Section 4.1 (without regard to the continuance of the Construction Agency Agreement Event of Default). If Advances, at any time, are no longer available under the Participation Agreement (as determined without regard to the continuance of the Construction Agency Agreement Event of Default), Construction Agent shall pay to Lessor prepaid rent (“Prepaid Rent”) in amounts necessary to fund all costs to complete the Site Obligations, including all amounts of Capitalized Yield, Capitalized Fees and Capitalized Contingent Rent that accrue or are payable during the period from the continuance of the Construction Agency Agreement Event of Default through the Facility Completion Date, which

6

Exhibit 10 (vv)

amounts shall be payable by Construction Agent from time to time prior to the Facility Completion Date to such Persons (including Lessor), for costs of construction consistent in type as those contemplated by the Project Budget and in such amounts as Lessor may designate and, in the case of Capitalized Yield, Capitalized Fees and Capitalized Contingent Rent, in accordance with the terms of the Operative Documents (absent manifest error).

(c)Lessor may terminate this Agreement at any time, notwithstanding a prior election under Section 5.3(b), and cause Substantial Completion to occur (including the performance of all of Lessor’s rights and obligations under the Project Agreements which would otherwise be performed by Construction Agent hereunder) directly through Lessor or one or more successor agents and designees and Construction Agent shall be liable to Lessor for all Default Completion Costs.

(d)Lessor (i) may, upon termination of this Agreement terminate, at Construction Agent’s sole cost and expense, the Authority Lease or (ii) may exercise any other right or remedy that may be available to it under Applicable Laws or in equity, or proceed by appropriate court action (legal or equitable) to enforce the terms or to recover damages for the breach hereof.

(e)As a matter of right and without notice to Construction Agent or anyone claiming under Construction Agent, and without regard to the then value of the Collateral or the interest of Construction Agent therein, Lessor shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers of the Collateral at Construction Agent’s sole cost and expense, and Construction Agent hereby irrevocably consents to such appointment and waives notice of any application therefor. Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of Lessor in case of entry as provided in this Agreement and shall continue as such and exercise all such powers until the latest to occur of (i) the date of confirmation of sale of the Collateral; (ii) the disbursement of all proceeds of the Collateral collected by such receiver and the payment of all expenses incurred in connection therewith; or (iii) the termination of such receivership with the consent of Lessor or pursuant to an order by a court of competent jurisdiction.

(f)To the extent permitted by, and subject to the mandatory requirements of, any Governmental Authority, each and every right, power and remedy herein specifically given to Lessor or otherwise in this Agreement shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by Lessor, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. Lessor’s consent to any request made by Construction Agent shall not be deemed to

7

Exhibit 10 (vv)

constitute or preclude the necessity for obtaining Lessor’s consent, in the future, to all similar requests. No express or implied waiver by Lessor of any Construction Agency Agreement Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Construction Agency Agreement Event of Default. To the extent permitted by any Applicable Laws, Construction Agent hereby waives any rights now or hereafter conferred by statute or otherwise that may require Lessor to sell, lease or otherwise use the Leased Property, the other Collateral or any part or portion of the Leased Property or Collateral in mitigation of damages upon the continuance of a Construction Agency Agreement Event of Default or that may otherwise limit or modify any of Lessor’s rights or remedies under this Article V.

(g)No failure to exercise and no delay in exercising, on the part Lessor, any right, remedy, power or privilege under this Agreement or under the other Operative Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided in this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

(p)The Construction Agency Agreement is hereby amended by deleting Section 5.4 in its entirety and substituting the following therefor: “Section 5.4. Intentionally omitted.”.

(q)Section 5.5(a) of the Construction Agency Agreement is hereby amended by deleting each reference to “(subject to Section 5.4 above)”.

(r)Schedule 3.1(d) to the Participation Agreement is hereby deleted in its entirety and replaced with the Schedule 3.1(d) attached hereto as Annex A.

Section 3. Consent. From and after the date of this Amendment, but subject to the satisfaction of the conditions set forth in Section 6, each of Lessor, Administrative Agent and each Rent Assignee hereby consent to an increase to the Lump Sum Contract Price under the Interior Construction Agreement up to $120,495,632, to include, among other things, (a) a modification to the scope of the work provided under the Interior Construction Agreement, as a result of the Settlement Remediation, and (b) such other Change Orders Construction Agent may submit under the Interior Construction Agreement from time to time.

Section 4. Insurance. Lessee, in its capacity as Construction Agent, has advised Lessor that, effective August 26, 2021, the following changes will be made to Lessee’s Builder’s Risk insurance policy (i) prior claims under the policy will be excluded, (ii) ‘below grade pilings’ and ‘foundations’ will be exluded from property covered under the policy and (iii) a water damage sublimit of $1,000,000 and deductible of $50,000 will be added to the policy (collectively, the “Builder’s Risk Policy Changes”). In consideration of the Builder’s Risk Policy Changes, and notwithstanding anything to the contrary in the Operative Documents, Lessee has agreed, and shall, from and after August 26, 2021, provide or cause to be provided

8

Exhibit 10 (vv)

the insurance coverages required to be provided under Sections 13.1 and 13.2 of the Lease and deliver to Administrative Agent and Lessor certificates of insurance satisfactory to Administrative Agent and Lessor evidencing the existence of all such insurance in accordance with the terms of Section 13.3 of the Lease.

Provided the Lessee provides or causes to provide (and continues to provide or cause to be provided) the insurance coverages required under Sections 13.1 and 13.2 of the Lease, notwithstanding anything to the contrary in Schedule 2.6(b) to the Construction Agency Agreement, each of the Lessor, Administrative Agent and each Rent Assignee hereby consent to the Builder’s Risk Policy Changes; provided, however, notwithstanding the foregoing, Lessee shall still be required to maintain or cause to be maintained all required insurance under the Core and Shell Construction Agreement, the Interior Construction Agreement and each other Project Agreement.

Section 5.    Representations.

(a)Lessee by its execution of this Amendment hereby represents and warrants that, as of the date hereof and as of the effectiveness of this Amendment:

(i)each of the representations and warranties of Lessee in Section 8.2 of the Participation Agreement (other than Section 8.2(d)) and in each of the other Operative Documents are true and correct in all material respects, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects on and as of such earlier date;

(ii)there has been no Default, Event of Default, Force Majeure Event, Event of Loss or Material Environmental Violation; and

(iii)(A) the remaining Commitment is sufficient to complete Construction of the Improvements in accordance with the Project Documents, all Applicable Laws, Governmental Actions, and Insurance Requirements, (B) the Project Budget is In Balance, and (C) Completion is capable of occurring on or before the Outside Completion Date.

(b)Guarantor by its execution of this Amendment hereby represents and warrants that, as of the date hereof and as of the effectiveness of this Amendment, each of the representations and warranties set forth in Section 7 of the Guaranty (other than Section 7(d)(ii) and Section 7(e)) are true and correct in all material respects as of the date hereof, except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date.

9

Exhibit 10 (vv)

Section 6. Closing Conditions. The effectiveness of this Amendment is conditioned upon the satisfaction or waiver of all of the conditions precedent set forth in this Section 6:

(a)Administrative Agent shall have received executed counterparts of this Amendment from Lessee, Guarantor, Lessor and each Rent Assignee;

(b)No event shall exist that constitutes a Default, an Event of Default, Force Majeure Event, an Event of Loss or Material Environmental Violation;

(c)Lessee’s representations set forth in Section 5(a) shall be true and correct on and as of the date hereof;

(d)Guarantor’s representations set forth in Section 5(b) shall be true and correct on and as of the date hereof; and

(e)All proceedings taken in connection with the transactions contemplated by this Amendment and all documents necessary to the consummation thereof or which are addressed to the Lessor shall be in form and substance reasonably satisfactory to the Lessor and its counsel, and all legal matters in connection with the transaction contemplated hereby shall be reasonably satisfactory to counsel for the Lessor.

Section 7. Guarantor Reaffirmation. Guarantor, by its execution of this Amendment, hereby reaffirms its obligations under the Guaranty and waives any defense which might arise due to the execution and delivery of this Amendment and the performance of the terms hereof.

Section 8. Further Assurances. Each of the parties hereto hereby agrees to execute any and all further documents, agreements and instruments and take all further action that may be reasonably requested or be required by law or otherwise, necessary to give effect to this Amendment.

Section 9.    Miscellaneous.

(a)Lessee hereby agrees to include all reasonable costs and expenses, including reasonable and documented attorneys’ fees, incurred by Lessor in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents, instruments and agreements in connection therewith in the next Advance Request submitted by Lessee following receipt of a satisfactory statement of such costs and expenses.

(b)This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York including Section 5-1401 of the New York General Obligations Law and all matters of construction, validity and performance without regard, however to other principles of conflicts law.

(c)Sections 15.12 (Submission to Jurisdiction) and 15.13 (Waiver of Jury Trial) of the Participation Agreement are hereby incorporated herein as if set forth herein.

10

Exhibit 10 (vv)

(d)This Amendment shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns.

(e)Section headings in this Amendment are included for convenience of reference only and are not part of this agreement for any other purpose.

(f)Each Participant, by its execution of this Amendment, hereby consents and agrees to the matters set forth herein, requests and directs Administrative Agent to execute, deliver and perform this Amendment and any other documents, agreements and instruments and take all further action that may be reasonably requested or be required by law or otherwise, necessary to give effect to this Amendment and to take any and all actions as may be necessary or convenient to effect the transactions contemplated hereby and/or thereby.

(g)From and after the date of this Amendment, but subject to the satisfaction of the conditions set forth in Section 6, (i) each reference to the Participation Agreement or the Construction Agency Agreement in any Operative Document (including in any Exhibit or Schedule attached thereto) shall be deemed to be a reference to the Participation Agreement or the Construction Agency Agreement as amended by this Amendment, and (ii) each reference in the Participation Agreement or the Construction Agency Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Operative Documents to the Participation Agreement or the Construction Agency Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Participation Agreement or the Construction Agency Agreement, as amended by this Amendment. Except as expressly amended hereby or specifically consented to above, all of the terms and provisions of the Operative Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

Section 10.    Electronic Signatures.

(a)This Amendment, any Operative Document and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment or any Operative Document (each a “Communication”), including Communications required to be in writing, may, if agreed by the Lessor and Administrative Agent, be in the form of an Electronic Record and may be executed using Electronic Signatures, including, without limitation, facsimile and/or .pdf. Each of the parties hereto agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent, Lessor and each of the Rent Assignees of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format for

11

Exhibit 10 (vv)

transmission, delivery and/or retention. The Administrative Agent, Lessor and each of the Rent Assignees may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent, Lessor and each of the Rent Assignees shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of Lessee or Guarantor without further verification and regardless of the appearance or form of such Electronic Signature and (b) upon the request of the Administrative Agent, Lessor or any Rent Assignee, any Communication executed using any Electronic Signature shall be promptly followed by a manually executed, original counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

(b)Neither the Administrative Agent nor Lessor shall be responsible for or have any duty to ascertain or inquire into the sufficiency, validity, enforceability, effectiveness or genuineness of any Operative Document or any other agreement, instrument or document (including, for the avoidance of doubt, in connection with the Administrative Agent’s or Lessor’s reliance on any Electronic Signature transmitted by telecopy, emailed .pdf or any other electronic means). The Administrative Agent and Lessor shall be entitled to rely on, and shall incur no liability under or in respect of this Amendment or any other Operative Document by acting upon, any Communication or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated (whether or not such Person in fact meets the requirements set forth in the Operative Documents for being the maker thereof).

(c)Each of the parties hereto hereby waives (i) any argument, defense or right to contest the legal effect, validity or enforceability of this Amendment and/or any other Operative Document based solely on the lack of paper original copies of this Amendment and/or such other Operative Document, and (ii) any claim against the Administrative Agent, Lessor or and each Rent Assignee for any liabilities arising solely from the Administrative Agent’s, Lessor’s and/or any Rent Assignee’s reliance on or use of Electronic Signatures, including any liabilities arising as a result of the failure of the Lessee or Guarantor to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.

(d)Each of the parties hereto represents and warrants to the other parties that it has the corporate capacity and authority to execute this Amendment and any other Communication through electronic means and there are no restrictions on doing so in that party’s constitutive documents.

[SIGNATURE PAGES FOLLOW]

12

Exhibit 10 (vv)

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

NORFOLK SOUTHERN RAILWAY COMPANY, as
Lessee and as Construction Agent

    By: /s/ Kathleen C. Smith
    Name: Kathleen C. Smith
    Title: Vice President Business Development & Real Estate

[Signature Page to Consent and Second Omnibus Amendment Agreement (Norfolk Southern)]

Exhibit 10 (vv)

NORFOLK SOUTHERN CORPORATION, as Guarantor

                        By: /s/ Kathleen C. Smith
Name: Kathleen C. Smith
Title: Vice President Business Development & Real Estate

[Signature Page to Consent and Second Omnibus Amendment Agreement (Norfolk Southern)]

Exhibit 10 (vv)

BANK OF AMERICA, N.A., not in its individual capacity, but solely as Administrative Agent

    By: /s/ Teresa Weirath
    Name: Teresa Weirath
    Title: Vice President

[Signature Page to Consent and Second Omnibus Amendment Agreement (Norfolk Southern)]

Exhibit 10 (vv)

BA LEASING BSC, LLC, as Lessor and as Rent Assignee

    By: /s/ Denise C. Simpson
    Name: Denise C. Simpson
    Title: Vice President

[Signature Page to Consent and Second Omnibus Amendment Agreement (Norfolk Southern)]

Exhibit 10 (vv)

CAPITAL ONE, NATIONAL ASSOCIATION, as Rent
Assignee

    By: /s/ Anuj Dhingra
    Name: Anuj Dhingra
    Title: Duly Authorized Signatory

[Signature Page to Consent and Second Omnibus Amendment Agreement (Norfolk Southern)]

Exhibit 10 (vv)

PNC EQUIPMENT FINANCE, LLC, as Rent Assignee

    By: /s/Barbara Yerdon Booth
    Name: Barbara Yerdon Booth
    Title: Vice President

[Signature Page to Consent and Second Omnibus Amendment Agreement (Norfolk Southern)]

Exhibit 10 (vv)

SMBC LEASING AND FINANCE, INC., as Rent
Assignee

    By: s/Stephen R. Perry
    Name: Stephen R. Perry
    Title: President

[Signature Page to Consent and Second Omnibus Amendment Agreement (Norfolk Southern)]

Exhibit 10 (vv)

U.S. BANK NATIONAL ASSOCIATION, as Rent
Assignee

    By: /s/ Peter I. Bystol
    Name: Peter I Bystol
    Title: Senior Vice President

[Signature Page to Consent and Second Omnibus Amendment Agreement (Norfolk Southern)]

Exhibit 10 (vv)

WELLS FARGO BANK, N.A., as Rent Assignee

    By: /s/ Kevin Valenta
    Name: Kevin Valenta
    Title: Director

[Signature Page to Consent and Second Omnibus Amendment Agreement (Norfolk Southern)]

Exhibit 10 (vv)